UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported):             February 22, 2006

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13828	56-1505767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Pearl Drive (City of O’Fallon), St. Peters, Missouri	63376
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(636) 474-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

On February 22, 2006, Peter Blackmore was elected by the Board of Directors of MEMC Electronic Materials, Inc. (the “Company”) to fill a vacancy on the Board of Directors and to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors. On February 23, 2006, the Company issued a press release announcing the election of Mr. Blackmore. A copy of that press release is being furnished with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press release issued on February 23, 2006 furnished with this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMC Electronic Materials, Inc. (Registrant)

Date: February 23, 2006	By:	/s/ Thomas E. Linnen
Name: Thomas E. Linnen
Title: Senior Vice President and Chief Financial Officer